THRIVENT MUTUAL FUNDS
625 Fourth Avenue South
Minneapolis, MN 55415
March 12, 2020
VIA EDGAR
EDGAR Operations Branch
United States Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549
RE:	Thrivent Mutual Funds (the “Registrant”) File Nos. 33-12911, 811-5075
Ladies and Gentlemen:
Enclosed for filing in XBRL format are exhibits containing risk/return summary information that mirrors the risk/return summary information in the Class A and Class S share prospectuses of Thrivent Mutual Funds dated February 28, 2020 as filed on February 28, 2020 pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL format for the Registrant. If you have any questions or comments, please feel free to contact me at (612) 844-7190.
Sincerely,
/s/ John D. Jackson
John D. Jackson
Assistant Secretary